SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        September 16, 2003
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

On September 16, 2003, Unocal Corporation announced that its Chicago Carbon Company subsidiary has sold 4.9 million of the common shares it holds in Tom Brown, Inc. ("TBI"). The sale is part of the underwritten stock offering commenced by TBI in early September and represents approximately 85 percent of the 5.8 million shares held by the Unocal subsidiary. The full text of the press release is filed as an exhibit under Item 7(c) of this report.

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits:

               99. Press Release dated September 16, 2003, announcing sale of common shares held in Tom Brown, Inc.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                   (Registrant)




Date:  September 18, 2003                        By:  /s/ JOE D. CECIL
      -------------------                       -------------------------------
                                                 Joe D. Cecil
                                                 Vice President and Comptroller

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